Vanguard Variable Insurance Fund Total Bond Market Index Portfolio

Supplement Dated January 24, 2020, to the Prospectus and Summary Prospectus Dated April 26, 2019

Important Change to Vanguard Variable Insurance Fund Total Bond Market Index Portfolio

William D. Baird, who was a portfolio manager for Vanguard Variable Insurance Fund Total Bond Market Index Portfolio, retired from Vanguard on December 31, 2019. Joshua C. Barrickman remains as the sole portfolio manager of the Portfolio.

All references to Mr. Baird and corresponding disclosure related to Mr. Baird in the Portfolio's Prospectus and Summary Prospectus are hereby deleted. The Portfolio's investment objective, strategies, and policies remain unchanged.

© 2020 The Vanguard Group, Inc. All rights reserved.	PS 64G 012020
Vanguard Marketing Corporation, Distributor.

Vanguard Variable Insurance Funds

Supplement Dated January 24, 2020, to the Statement of Additional Information Dated April 26, 2019

Important Change to Vanguard Variable Insurance Fund Total Bond Market Index Portfolio

William D. Baird, who was a portfolio manager for Vanguard Variable Insurance Fund Total Bond Market Index Portfolio, retired from Vanguard on December 31, 2019. Joshua C. Barrickman remains as the sole portfolio manager of the Portfolio.

All references to Mr. Baird and corresponding disclosure related to Mr. Baird in the Portfolio's Statement of Additional Information are hereby deleted. The Portfolio's investment objective, strategies, and policies remain unchanged.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SAI 64P 012020